GOLDMAN SACHS TRUST

Goldman Sachs Domestic Equity Insights Funds

Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and Class T Shares of the

Goldman Sachs U.S. Equity Insights Fund (the “Fund”)

Supplement dated February 28, 2018 to the

Prospectus and Summary Prospectus,

each dated February 28, 2018

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Trustees of Goldman Sachs Trust has approved a change to the Fund’s non-fundamental policy to invest at least 80% of its net assets in particular investments (“80% Policy”). The change in the Fund’s 80% Policy will be effective at the close of business on April 30, 2018 (the “Effective Date”). On the Effective Date, the Fund will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments in U.S. issuers.

The above referenced Prospectus and Summary Prospectus reflect the forthcoming change in the Fund’s 80% Policy, while the Fund’s current 80% Policy reflected below will remain in place until the Effective Date. Accordingly, effective immediately, the Fund’s Prospectus and Summary Prospectus are revised as follows:

The following replaces in its entirety the first paragraph under the “Goldman Sachs U.S. Equity Insights Fund—Summary—Principal Strategy” section in the Fund’s Prospectus and the “Principal Strategy” section in the Fund’s Summary Prospectus:

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States.

The following replaces in its entirety the first paragraph under the “Investment Management Approach—Principal Investment Strategies—U.S. Equity Insights Fund” section in the Fund’s Prospectus:

The Fund seeks to achieve long-term growth of capital and dividend income through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States. Shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The second paragraph under the “Investment Management Approach—Principal Investment Strategies—U.S. Equity Insights Fund” section in the Fund’s Prospectus is deleted in its entirety.

Beginning on April 30, 2018, this Supplement shall no longer apply.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

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